SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549



                            FORM 8-K



                   Commission File No.: 0-9503

                         Current Report


                       October 24, 1997
        (Date of Report - Date of Earliest Event Reported)



                 DIGITAL PRODUCTS CORPORATION

     Florida                                          59-1141879
(State or other jurisdiction of                  (IRS Employer
Incorporation or organization)                  Identification No)

                          3001 SW 10th Street
                       Pompano Beach, Florida 33069
                 (Address of Principal Executive Offices)


                             (800) 670-7790
                      (Registrant's Telephone Number)


                       1498 Northwest 3rd Street
                     Deerfield Beach, Florida 33442
         (Former Name, Former Address and Former Fiscal Year,
                      if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On April 3, 1997, the Company filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Act in the U.S. District Court for the Southern District of Florida. Since that date, the Company has continued its day-to-day business under the protection of the Bankruptcy Court as Debtor-In-Possession. The following Monthly Financial Report for Business for the month of September was filed with the Bankruptcy Court on or about October 24, 1997.

                       UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF FLORIDA
                               MIAMI DIVISION


IN RE:                                             CASE NUMBER

                                                   97-21987BKC-RBR

                                                   JUDGE RAYMOND B. RAY

          DEBTOR.                                  CHAPTER 11


                DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                               FOR THE PERIOD

                       FROM   9/1/97    TO    9/30/97



Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.



                                               Robert Furr
                                               Attorney for Debtor


     Debtor's Address                          Attorney's Address
     And Phone Number:                         and Phone Number:

     3001 SW 10th Street                       1499 W Palmetto Road

     Pompano Beach, FL 33069                   Boca Raton, FL 33486

     (800) 670-7790                            (561) 395-0500

                    Monthly Financial Report for Business

For the Period Beginning:      9/1/97    and Ending:     9/30/97

Name of Debtor: Digital Products Corporation     Case Number 97-21987 BKC RBR
Date of Petition:          4/3/97

                                                         Current      Cumulative
                                                          Month       Petition to Date
     1. Cash at Beginning of Period                    $  5,793.71    $   60,846.09
     2. Receipts:
          A. Cash Sales                                      -              -
           Less: Cash Refunds                                -              -
           Net Cash Sales                                    -              -
           B. Collections on Post Petition A/R          298,541.35       809,456.95
           C. Collections on Pre Petition A/R             3,000.34       361,853.48
           D. Other Receipts                                605.52        49,850.29
     3. TOTAL RECEIPTS                                  302,147.21     1,221,160.72
     4. TOTAL CASH AVAILABLE FOR
          OPERATIONS (Line 1 + Line 3)                  307,940.92     1,282,006.81

     5. DISBURSEMENTS
          A. U.S. Trustee Quarterly Fees                     -             3,750.00
          B. Net Payroll                                 50,318.78       309,927.38
          C. Payroll Taxes Paid                          20,398.35       134,639.61
          D. Sales and Use Taxes                             -              -
          E. Other Taxes                                    653.23           653.23
          F. Rent                                         9,084.71        34,084.71
          G. Other Leases                                 8,327.32        25,769.92
          H. Telephone                                   40,457.90       137,939.09
          I. Utilities                                       -              -
          J. Travel & Entertainment                      16,869.00        55,372.57
          K. Vehicle Expenses                                -              -
          L. Office Supplies                              2,076.78         8,219.30
          M. Advertising                                  2,230.63        10,225.57
          N. Insurance (Attachment 7)                    11,172.77        71,425.17
          O. Purchases of Fixed Assets                    2,551.22        46,338.24
          P. Purchases of Inventory                       9,252.74        92,722.54
          Q. Manufacturing Supplies                          -              -
          R. Repairs and Maintenance                         15.00           925.32
          S. Payments to Secured Creditors                   -              -
          T. Other Operating Expenses                    96,105.76       311,587.43
          (Attach List)
     6. TOTAL CASH DISBURSEMENTS                        269,514.19     1,243,580.08
     7. ENDING CASH BALANCE
          (LINE 4 - LINE 6)                           $  38,426.73    $   38,426.73


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 21 day of October 1997.

                     Monthly Financial Report for Business

Period Beginning:      9/1/97   and Ending:     9/30/97

Name of Debtor:  Digital Products Corporation   Case Number: 97-21987-BKC-RBR
Date of Petition:   4/3/97

          OTHER RECEIPTS
                                                      Current          Cumulative
                                                       Month             to Date
     IL Unemployment Refund                               -                701.08
     Employees                   Shipping                 -                 22.25
     AT&T Refund                                          -                172.98
     Various                     Misc Income            360.00           1,197.38
     Genesee County              Payment in Error         -              1,622.00
     COD                         Supplies                 -              1,981.37
     EMS                         Cash Advance             -             24,900.00
     APT                         Refund deposit           -             10,000.00
     Various                     Tax refunds              -                257.51
     State of Utah               Receipt in error         -              4,750.20
                                 Void Checks            245.52             245.52
     Nasdaq                      Refund                   -              4,000.00
                                                      $ 605.52        $ 49,850.29


                      Monthly Financial Report for Business

Period Beginning:      9/1/97     and Ending:     9/30/97

Name of Debtor: Digital Products Corporation    Case Number: 97-21987-BKC-RBR
Date of Petition:     4/3/97


          OTHER OPERATING EXPENSES

                                                                  Current              Cumulative
                                                                   Month                 to Date
Tax Account       Bank Charge            Service Charges                16.16               131.32
Barnett Bank      Bank Charge            Wire Transfer Fees               -                  75.00
Operating Acc     Bank Charge            Service Charges                21.00               388.71
Payroll Account   Bank Charges           Service Charges                20.35               111.03
                  Kinko's                Copies for Tracking              -                 654.67
                  Postage                Next Day Mailing                 -                  56.75
                  Subcontractors         Installers                  2,509.78            17,434.06
                  Corporate License Fees                                  -                 330.00
                  Computer Programmer                                2,425.00            23,450.48
                  Subcontractors         Labor                      23,624.49            41,052.75
                  Freight                                            9,780.84            37,335.20
                  Transfer Agent/Other                                 239.90            21,752.81
                  Patent Renewals                                         -              10,375.00
                  Refund (ck Rec in Error)                                -               6,362.20
                  Advance Payment        Repayment                        -              24,900.00
                  Various                Medical Claims                   -               1,835.88
                  Subcontractors         Computer Supplies                -                 498.18
                  S. Kapila              Interim CFO                      -              10,469.05
                  L. Martin              Commission                       -               1,000.00
                  T. Snellings           Commission                       -               2,500.00
                  Various                Network Support             2,454.33             5,634.33
                  Various                Move Expense                1,930.50             7,006.60
                  SGSG                   Advance                    12,170.67            17,820.67
                  Competatech/Others     Training                      950.20               950.20
                  Employees              Mileage                       168.44               168.44
                  Employees              125s Reimbursement          2,588.00             2,588.00
                  Corporate Systems      CCSN Deposit               30,000.00            30,000.00
                  Mike Luther            Expense Advance             6,206.10             6,206.10
                  Various                Deposits                    1,000.00            40,500.00
                                         Total                    $ 96,105.76          $311,587.43


                                 ATTACHMENT 1

               MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor: Digital Products Corporation    Case Number: 97-21987 BKC RBR

Reporting Period Beginning:     9/1/97     and Ending:     9/30/97


ACCOUNTS RECEIVABLE AT PETITION DATE:          $ 534,314.00

ACCOUNTS RECEIVABLE RECONCILIATION (Includes all accounts receivable, pre-petition and post-petition, including charge card sales, which have not been received):

          Beginning of Month Balance           $     666,972.68
          Plus: Current Month New Billings           209,319.54
          Less: Collections during the Month         301,541.69
          End of Month Balance                 $     574,750.53


Aging:  (Show the total amount for each age group of accounts
          Incurred since filing the petition)

0-30 days     31-60 days     61-90 days     Over 90          Total
                                             Days
$109,319.54     233,220.27     49,250.00     10,500.00     $402,289.81

                            ATTACHMENT 2

           MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: Digital Products Corporation     Case # 97-21987 BKC-RBR

Reporting Period Beginning     9/1/97     and Ending     9/30/97

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to the filing of the petition.

Date          Days
Incurred      Outstanding     Vendor                  Description               Amount
24-Apr-97                     Millward & Co.          Audit                        150.00 dispute
30-Sep-97     1               United Parcel Service   364-325
1,461.21
30-Sep-97     1               American Design Co.     Contract labor
4,241.85
30-Sep-97     1               Albani Laporte          Installer (subcontractor)     543.54
30-Sep-97     1               Frank Garner            Installer (subcontractor)     375.00
30-Sep-97     1               LCI                     Long distance              15,546.61
                                                                                $22,318.21


ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

     Opening Balance (total from prior report)                   $40,285.53
     Plus: New Indebtedness Incurred This Month                   22,168.21
     Less: Amount Paid on Prior Accounts Payable                  40,135.53
     End of Month Balance                                        $22,318.21


Secured: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)


                                           Number         Total
                                           of Post        Amount of
Secured       Date                         Petition       Post Petition
Creditor/     Payment      Payment         Payments       Payments
Lessor        Due          Amount          Delinquent     Delinquent

None

                               ATTACHMENT 3

Name of Debtor: Digital Products Corporation       Case # 97-21987 BKC-RBR

Report Period Beginning      9/1/97     and Ending     9/30/97


INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:                   $  148,780.63

INVENTORY RECONCILIATION:

          Inventory Balance at Beginning of Month     $    6,516.09
          Inventory Purchased during Month                 9,252.74
          Inventory Used or Sold                          10,253.00
          Inventory on Hand at End of Month           $    5,515.83


METHOD OF COSTING INVENTORY:     Inventory is stated at lower of cost or
market using first-in, first-out method in determining cost, and replacement cost or net realizable value in determining market.







FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:          $ 716,000
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):


FIXED ASSETS RECONCILIATION:

Fixed Assets Book Value at Beginning of Month         $ 875,339.69
     Less:     Depreciation Expense                      34,963.00
     Plus:     New Purchases                              2,551.22
     Ending Monthly Balance                           $ 842,927.91

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

     Computer for sales               $1,601.53
     Network Software                    399.70
     Printer                             549.99

                             ATTACHMENT 4

                     MONTHLY BANK RECONCILIATIONS

DEBTOR: Digital Products Corporation         Case #  97 21987 BKC-RBR

Report Period Beginning:     9/1/97     Ending:       9/30/97

BANK:     Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     1811006533
PURPOSE OF ACCOUNT:     Operating Account

     Beginning Balance              $   3,728.88
     Total of Deposits Made           302,147.21
     Total Amount of Checks/Wires     201,239.55
     Service Charges                       21.00
     Transfers to Other Accounts       67,047.88
     Closing Balance                $  37,567.66


Number of First Check Written This Period          1373
Number of Last Check Written This Period           1469

Total Number of Checks Written This Period           94
Total Number of Wire Transfers                        1
Voided Checks This Period                             3
                                       Total         98



BANK:     Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     1811006541
PURPOSE OF ACCOUNT:     Payroll Account

     Beginning Balance               $  1,300.61
     Total of Deposits Made            46,898.82 Transfers in
     Total Amount of Checks Written    47,597.12
     Service Charges Payroll Depot        221.66
     Service Charges                       20.35
     Transfers to Other Accounts            0.00
     Closing Balance                 $    360.30


Number of First Check Written This Period          404
Number of Last Check Written This Period           458

Total Number of Checks Written This Period          55
Plus Manual Checks                                   0
                                        Total       55

Plus     Direct Deposits                            37 Items
                                        Total       92 Items

                                ATTACHMENT 4

                         MONTHLY BANK RECONCILIATION

DEBTOR:     Digital Products Corporation        Case #   97 21987 BKC-RBR

Report Period Beginning:       9/1/97     Ending:       9/30/97

BANK:     Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     1811006558
PURPOSE OF ACCOUNT:     Tax Account

     Beginning Balance                 $     764.22
     Total of Deposits Made               20,149.06 Transfers in
     Total Amount of Checks Written       20,398.35 Transfers out
     Service Charges                          16.16
     Transfers to Other Accounts               0.00
     Closing Balance                   $     498.77

                               ATTACHMENT 5
                              CHECK REGISTER

DEBTOR: Digital Products Corporation            Case # 97-21987 BKC-RBR
Report Period Beginning:      9/1/97    And Ending:     9/30/97

NAME OF BANK:     Comerica Bank & Trust
ACCOUNT NAME:     Digital Products Corporation
ACCOUNT #:          1811006533
PURPOSE OF ACCOUNT:     Operating Account

Date       Check #     Payee                     Purpose                    Amount
9/1/97     1373        Mike Luther               Expense advance            $  5,000.00
9/4/97     1374        Ken Virgillito            Expense reimbursement           640.35
9/4/97     1375        Afco                      Insurance                     5,911.29
9/4/97     1376        TCG                       Telephone                     2,308.65
9/4/97     1377        LCI International         Telephone                    10,000.00
9/4/97     1378        Intouch Communications    Deposit                       1,000.00
9/4/97     1379        Poe & Brown Benefits      Health Insurance                868.94
9/4/97     1380        Albani Laporte            Installer                       339.09
9/4/97     1381        Frank Garner              Installer                       295.00
9/4/97     1382        Don Domek                 Programming                     100.00
9/4/97     1383        Victor Flores             Programming                   1,500.00
9/4/97     1384        Access 2000               Computer & supplies           1,644.13
9/4/97     1385        RPS                       Freight                          15.37
9/4/97     1386        UPS                       Freight                         884.49
9/4/97     1387        AT&T Credit               Phone lease                   3,053.88
9/4/97     1388        KBS, Inc.                 Rent                          5,000.00
9/4/97     1389        PageNet                   Pagers                          274.83
9/4/97     1390        Electronic Filings, Inc.  Edgar filing                    171.00
9/1/97     1391        Telnet Data Group         Materials                       510.25
9/1/97     1392        Lawrence Martin           Reimburse movers                783.00
9/9/97     1393        LEP Profit                Freight                       4,603.95
9/4/97     1394        US West                   Telephone                     1,316.82
9/4/97     1395        Time Insurance Com.       Health insurance                191.10
9/5/97     1396        Earl Carson               125s Reimbursement            1,442.40
9/5/97     1397        Richard Angulo            125s Reimbursement              260.00
9/5/97     1398        Abe Miranda               125s Reimbursement                3.60
9/5/97     1399        American Design           Contract labor                5,193.22
9/5/97     1400        Bryan Brown               Reimburse Travel                359.62
9/5/97     1401        Reliance Standard Life    LTD Insurance                    80.40
9/9/97     1402        AICPA                     Education materials             206.45
9/9/97     1403        Competatech               Training & software             955.95
9/9/97     1404        Dale Conrad               Reimburse expenses            2,577.11
9/9/97     1405        Wisconsin Counties Ass.   Advertising                     700.00
9/9/97     1406        Chris Horn                Advertising                   1,280.63
9/12/97     1407       Charles Nora              Consulting/expenses           2,951.79
9/12/97     1408       Liberty Court Travel      Airfare                       4,273.00
9/12/97     1409       Penny Woods               Mileage                          53.32
9/12/97     1410       Dave Holbrook Dist.       Repairs                          15.00
9/12/97     1411       Illinois Consolidated     Advance SGSG                    180.00
9/12/97     1412       Office of the Chief       Advance SGSG                    322.00
9/12/97     1413       Sargent Electric          Advance SGSG                  1,032.53

                             ATTACHMENT 5
                            CHECK REGISTER

DEBTOR: Digital Products Corporation              Case # 97-21987 BKC-RBR
Report Period Beginning:          9/1/97    And Ending:     9/30/97

NAME OF BANK:     Comerica Bank & Trust
ACCOUNT NAME:     Digital Products Corporation
ACCOUNT #:          1811006533Installe
PURPOSE OF ACCOUNT:     Operating Account

Date     Check #     Payee                      Purpose                 Amount
9/12/97     1414     Consolidated Comm.         Advance SGSG          $    216.60
9/12/97     1415     Lawrence Martin            Reimburse movers           297.00
9/12/97     1416     Richard Angulo             Office Depot               865.95
9/12/97     1417     LEP Profit                 Freight                    577.90
9/12/97     1418     Geo S Grimmett             Advance SGSG               202.50
9/12/97     1419     Mansfield Electric         Advance SGSG               217.04
9/12/97     1420     Memcon                     Office rent              1,000.00
9/15/97     1421     Mike Luther                Advance/Salary           3,706.10
            1422     void                                                    -
9/15/97     1423     American Design            Contract labor           5,274.79
9/15/97     1424     UPS                        Freight                  2,923.73
            1425     void                                                    -
9/15/97     1426     Darryl Martin              125s reimbursement         882.00
9/15/97     1427     Self Storage, Inc.         Storage                  1,142.00
9/15/97     1428     Virginia Riscorp           Workcomp                    22.16
9/15/97     1429     Riscorp of Florida         Workcomp                 1,098.88
9/15/97     1430     PageNet                    Pagers                     233.29
9/15/97     1431     Telogy                     Equipment rent             131.44
9/15/97     1432     Lawrence Martin            Expense reimbursement      407.58
9/15/97     1433     Annie Angulo               Mileage                     76.88
9/15/97     1434     Richard Angulo             Expense reimbursement    1,854.43
9/22/97     1435     Advanced Promotion         Rent                     4,084.71
9/17/97     1436     Telnet Data Group          Materials                1,886.75
9/17/97     1437     Victor Flores              Programming                825.00
9/17/97     1438     Renata Batteries           Batteries                3,049.70
9/19/97     wire     Dale Conrad                Advance SGSG            10,000.00
9/22/97     1439     Wincom Business Sys.       Network support          1,108.76
9/22/97     1440     American Design            Contract labor           5,333.08
9/22/97     1441     Bryan Brown                Expense reimbursement      283.51
9/22/97     1442     Judy Sundberg              Expense reimbursement      377.55
9/22/97     1443     Ken Virgillito             Expense reimbursement      953.65
9/24/97     1444     Frank Garner               Installer                  810.00
9/24/97     1445     Albani Laporte             Installer                1,065.69
9/24/97     1446     Liberty Court Travel       Airfare                  2,975.45
9/24/97     1447     Data Duplicating Corp.     Rent                     3,000.00
9/19/97     1448     Dadan Packaging            Boxes                    1,058.00
9/19/97     1449     Lawrence Martin            Expense reimbursement      177.00
9/19/97     1450     Lawrence Martin            Movers                     195.00
9/25/97     1451     Midwest Employee Ben       Health Insurance         3,000.00
9/26/97     1452     Charles Nora               Consulting                 400.00
9/30/97     1453     Charles Nora               Consulting                 800.00
9/30/97     1454     Ken Virgillito             Expense reimbursement      303.91
9/30/97     1455     Corporate Systems Group    Network support          1,345.57
9/30/97     1456     Dean Witter                Stockholder mailing         68.90
9/24/97     1457     Industrial Assembly Corp.  Strap kits               2,475.00


                             ATTACHMENT 5
                            CHECK REGISTER
 DEBTOR: Digital Products Corporation          Case # 97-21987 BKC-RBR
Report Period Beginning:        9/1/97   And Ending:     9/30/97

NAME OF BANK:     Comerica Bank & Trust
ACCOUNT NAME:     Digital Products Corporation
ACCOUNT #:          1811006533Installe
PURPOSE OF ACCOUNT:     Operating Account

Date        Check #  Payee                      Purpose                 Amount
9/24/97     1458     Neph Rodriguez             Argentina travel        $  1,750.00
9/29/97     1459     Richard Angulo             Expense reimbursement      4,205.85
9/30/97     1460     TCG                        Telephone                  2,305.15
9/30/97     1461     American Design            Contract labor             4,574.40
9/30/97     1462     Penny Woods                Mileage                       38.24
9/30/97     1463     Jacque C Williams          Property tax                 563.23
9/30/97     1464     Broward County Revenue     Occupation tax                90.00
            1465     Void                                                    -
9/30/97     1466     Competatech                Training                     187.50
9/30/97     1467     Eagle USA                  Shipping                     742.40
9/30/97     1468     LCI International          Telephone                 21,776.12
9/30/97     1469     Corporate Systems Group    CCSN Deposit              30,000.00

                                                                        $201,239.55

                                ATTACHMENT 5
                               CHECK REGISTER

DEBTOR: Digital Product Corporation               Case #: 97-21987 BKC-RBR

Report Period Beginning:        9/1/97     and Ending:     9/30/97

NAME OF BANK:    Comerica Bank & Trust
ACCOUNT NAME:    Digital Products
ACCOUNT #:               1811005541
PURPOSE OF ACCOUNT:     Payroll Account

Date        Check #                  Payee         Purpose          Amount
9/5/97      404-419+8 direct dep     Employees     Payroll          $12,037.52
9/12/97     420-435+7 direct dep     Employees     Payroll           11,865.13
9/19/97     436-446+11 direct dep    Employees     Payroll           12,122.44
9/26/97     447-458+11 direct dep    Employees     Payroll           11,572.03

            Sub Total Payroll Depot                                  47,597.12

September   Payroll Depot Serv. Chg.                                    221.66

                                                    Grand Total     $47,818.78


                               ATTACHMENT 5
                              CHECK REGISTER

DEBTOR:     Digital Products Corporation          Case #  97-21987 BKC-RBR

Report Period Beginning:       9/1/97   and Ending:     9/30/97

NAME OF BANK:          Comerica Bank & Trust
ACCOUNT NAME:          Digital Products Corporation
ACCOUNT #:               1811006558
PURPOSE OF ACCOUNT:     Tax Account

Date       Check #           Payee                  Purpose           Amount
9/1/97     transfer          Payroll Depot          payroll taxes     $ 5,309.33
9/12/97    transfer          Payroll Depot          payroll taxes       5,249.29
9/19/97    transfer          Payroll Depot          payroll taxes       5,082.31
9/26/97    transfer          Payroll Depot          payroll taxes       4,757.42

                                                                      $20,398.35

                            ATTACHMENT 6a
Monthly Tax Report

DEBTOR:     Digital Products Corporation      Case #     97-21987 BKC - RBR
Reporting Period Beginning:     9/1/97   and Ending:     9/30/97

                   TAXES PAID and ACCRUED DURING MONTH

Date       Bank              Description          Amount
9/5/97     Comerica Bank     FED WH               $ 2,487.03
                             FICA                   1,992.51
                             MEDICARE                 465.99
                             FUTA                      10.38
                             IN WH                     62.77
                             NE WH                    209.86
                             VA WH                     28.18
                             FL SUTA                   20.41
                             NE SUTA                   32.20
                                                  $ 5,309.33

9/12/97     Comerica Bank    FED WH               $ 2,459.06
                             FICA                   1,964.66
                             MEDICARE                 459.49
                             FUTA                      10.68
                             IN WH                     62.77
                             NE WH                    209.86
                             VA WH                     28.18
                             FL SUTA                   22.39
                             NE SUTA                   32.20
                                                  $ 5,249.29

9/19/97     Comerica Bank    FED WH               $ 2,476.72
                             FICA                   1,773.43
                             MEDICARE                 464.76
                             FUTA                      10.85
                             IN WH                     62.77
                             NE WH                    209.86
                             VA WH                     28.18
                             FL SUTA                   23.54
                             NE SUTA                   32.20
                                                  $ 5,082.31

Date        Bank              Description          Amount

9/26/97     Comerica Bank     FED WH              $ 2,292.45
                              FICA                  1,658.64
                              MEDICARE                441.41
                              FUTA                     10.53
                              IN WH                    62.77
                              NE WH                   209.86
                              VA WH                    28.18
                              FL SUTA                  21.38
                              NE SUTA                  32.20
                                                  $ 4,757.42

                         TOTAL                    $20,398.35

                             ATTACHMENT 6b

DEBTOR:     Digital Products Corporation     Case #     97-21987 BKC - RBR
Report Period Beginning:      9/1/97     and Ending:     9/30/97

                          TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal & State withholding, FICA, state sales tax, property tax, unemployment taxes and State WC. Date last tax returns filed 7/27/97. Period: 2nd Quarter returns


Name of Taxing     Date Payment          Description              Amount
Authority          Due
Fed Taxes          9/10/97               Fed WH/Fica/Medicare     $4,945.53 Pd
Fed Taxes          9/17/97               Fed WH/Fica/Medicare       4,883.21 Pd
Fed Taxes          9/24/97               Fed WH/Fica/Medicare       4,714.91 Pd
Fed Taxes          10/01/97              Fed WH/Fica/Medicare       4,392.50 Pd
FUTA               10/31/97              Fed unemployment tax         283.28
IN WH              10/31/97              IN WH                        816.01
MI WH              10/31/97              MI WH                        158.41
NE WH              10/31/97              NE WH                      2,874.01
VA WH              10/31/97              VA WH                        366.34
FL SUTA            10/31/97              FL unemployment              482.61
IN SUTA            10/31/97              IN unemployment              189.00
MI SUTA            10/31/97              MI unemployment              115.38
NE SUTA            10/31/97              NE unemployment              684.90


                                ATTACHMENT 7
                  SUMMARY OF PERSONNEL & INSURANCE COVERAGES

Name of Debtor:  Digital Products Corporation      Case #  97-21987 BKC - RBR

Report Period Beginning:     9/1/97   and Ending    9/30/97

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer:             Title          Amount Paid          Travel Adv.
Richard Angulo               Pres/COO       $ 7,384.60                -
Michael Luther               CEO/Chairman     8,076.95             6,206.10
Bryan Brown                  CFO/Secy         6,153.84                -


                               PERSONNEL REPORT

                                                  Full Time     Part Time
Number of employees at beginning of period             21          2
Number hired during the period                          -          -
Number converted to full time                           -          -
Number terminated during the period                     1          -
Number of employees on payroll at the end of period    20          2


                           CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health & life.

Carrier           Agent & Phone #          Policy #          Coverage         Expiration     Date
                                                             Type             Date           Premium
                                                                                             Due
Riscorp of FL     Alexander & Alex         12924             WC               4/1/98         10/2/97
                  305-279-7870
VA Riscorp        Dade Underwriters        40076             WC               3/1/98         10/2/97
                  954-462-1304
Reliance Stand.   Mahoney & Asso.          LTD097814         LTD              8/1/97         10/2/97
Life Insurance    954-763-7971
Gotham Ins.       Seitlin Ins.             MM014842LP296     Comp. Gen'l      6/1/98         10/1/97
                  305-591-0090                               Liability
Nat'l Union Fire  Seitlin Ins.             BE9327676         Umbrella         6/1/98         10/1/97
Ins. Co. of Pitt. 305-591-0090                               Liability
Pacific Ins. Co.  Seitlin Ins.             ZG0008872         Property         5/1/98         10/1/97
                  305-591-0090
Fidelity & Dep.   Seitlin Ins.             CCP0033867        Crime            5/1/98         10/1/97
                  305-591-0090
Midwest           Harry Koch Ins.          266 MBPT          Health & Dental  10/1/98        10/1/97
Employee Ben.


                                ATTACHMENT 8

                 SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD













































The Company filed its Plan of Reorganization and Disclosure Statement on June
16, 1997.



